UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2014

Dynacast International Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-179497	90-0728033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14045 Ballantyne Corporate Place, Suite 300, Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 927-2789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated September 30, 2014, filed on October 1, 2014 by Dynacast International Inc. (“Dynacast”), disclosing the acquisition by Dynacast, LLC a Delaware limited liability company and wholly-owned subsidiary of Dynacast, of all of the outstanding equity interests of Kinetics Climax, Inc. (“Kinetics”), a Delaware corporation and wholly-owned subsidiary of Climax Engineered Materials, LLC, a Colorado limited liability company and a wholly-owned subsidiary of Freeport Minerals Corporation, a Delaware corporation, pursuant to the terms of the amended share purchase agreement dated September 30, 2014. This Current Report on Form 8-K/A is being filed to provide historical financial statements of Kinetics required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Kinetics as of and for the years ended December 31, 2013 and 2012 including the notes to such financial statements and the independent auditors report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference. The unaudited financial statements of Kinetics as of June 30, 2014 and for the three and six months ended June 30, 2014 and 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013, reflecting the acquisition of Kinetics and the related financing transactions, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Audited financial statements of Kinetics as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited consolidated financial statements of Kinetics as of June 30, 2014 and 2013 and for the three and six months then ended.

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2014

DYNACAST INTERNATIONAL INC.

By:	/s/ Adrian D. Murphy
Adrian D. Murphy
Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Audited financial statements of Kinetics as of and for the years ended December 31, 2013 and 2012.

99.2	Unaudited consolidated financial statements of Kinetics as of June 30, 2014 and 2013 and for the three and six months then ended.

99.3	Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013.

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